SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                February 4, 2005
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                        (Date of earliest event reported)


                      HARRINGTON WEST FINANCIAL GROUP, INC.
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             (Exact name of registrant as specified in its charter)


          Delaware                    0-50066               48-1175170
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(State or other jurisdiction   (Commission File Number)    (IRS Employer
        of incorporation)                                 Identification No.)


610 Alamo Pintado Road, Solvang, California                   93463
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(Address of principal executive offices)                   (Zip Code)

                                 (805) 688-6644
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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              (Former name, former address and former fiscal year,
                         if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.

          The Company issued a press release announcing (i) the execution of a definitive agreement to acquire deposits and a branch in Thousand Oaks, California, as well as (ii) the hiring of lead commercial banker for its California market. A copy of the press release is attached as Exhibit 99.1.

Item 9.01.   Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) The following exhibits are included with this Report:

Exhibit 99.1.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             HARRINGTON WEST FINANCIAL GROUP, INC.


                             By: /s/ Craig J. Cerny
                             ---------------------------------
                                     Craig J. Cerny
                                     Chairman of the Board and
                                     Chief Executive Officer


Date:    February 4, 2005.